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                                                               Exhibit 10(t)


              INVESTMENT MANAGEMENT SERVICES TRANSFER AGREEMENT
              -------------------------------------------------


                  THIS TRANSFER AGREEMENT (the "Agreement"), dated as of
                                                ---------
September 29, 2005, is by and between Ameriprise Financial, Inc., a corporation organized under the laws of the State of Delaware (fka American Express Financial Corporation) (the "Transferor"), and RiverSource
                                     ----------
Investments, LLC, a limited liability company organized under the laws of the State of Minnesota (fka American Express Asset Management Group Inc.) (the "Transferee").
      ----------

                  WHEREAS, Transferor has entered into the investment management services agreement listed on the attached Exhibit A, as such agreement has been amended, supplemented or revised from time to time (the "Investment Management Agreement"), with the party listed on Exhibit A (the
 -------------------------------
"Advisory Client");
 ---------------

                  WHEREAS, Transferee is a wholly-owned subsidiary of Transferor;

                  WHEREAS, Transferor is the managing member of Transferee;

                  WHEREAS, Transferor, as part of a corporate restructuring, has determined to transfer the Investment Management Agreement to Transferee, and Transferee has agreed to assume the rights and obligations of Transferor under the Investment Management Agreement, as set forth herein;

                  WHEREAS, Transferor has provided a copy of this Agreement, in the form set forth herein, to the Advisory Client; and

                  WHEREAS, the transfer of the Investment Management Agreement pursuant to this Agreement will not result in (a) a change of actual control or management of the investment adviser to the Advisory Client; (b) a material change in the nature or the level of actual investment management services provided to the Advisory Client; or (c) a change in the investment management personnel who manage the assets of the Advisory Client and, therefore, is not an assignment for purposes of the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended.

                  NOW, THEREFORE, for and in consideration of the foregoing and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         1. TRANSFER. Effective as of October 1, 2005, Transferor hereby
            --------
assigns and transfers (collectively, the "Transfer") to Transferee all of
                                          --------
Transferor's right, title, benefit, privileges and interest in and to, and all of Transferor's burdens, obligations and liabilities in connection with, the Investment Management Agreement; provided, however, that Transferor is
                                     --------  -------
not transferring or assigning, and shall remain responsible for, all liabilities that Transferor otherwise would have had but for the Transfer arising out of or otherwise relating to Transferor's performance under the Investment Management Agreement prior to the date of this Agreement. Transferee hereby accepts the Transfer and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay and discharge all of the liabilities of Transferor to be observed, performed, paid or discharged from and after the date of this


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Agreement, in connection with the Investment Management Agreement. Except as provided herein, the Investment Management Agreement shall have the same force and effect as if such agreement were executed by Transferee.

         2. BOOKS AND RECORDS. Transferor agrees to work with Transferee to
            -----------------
effect an orderly transition of the books and records required to be transferred in connection with the transfer of the Investment Management Agreement, which transition shall not exceed a reasonable period of time following the transfer of the Investment Management Agreement. During the transition period, transferor agrees to make any such books and records available to Transferee upon request.

         3. FURTHER ACTIONS. Transferor shall provide notice of the Transfer
            ---------------
and a copy of this Agreement to the Advisory Client to the extent required by the terms of the Investment Management Agreement.

         4. ENTIRE AGREEMENT; AMENDMENT. This Agreement sets forth the
            ---------------------------
entire understanding and agreement between the parties with respect to the transactions contemplated hereby and supersedes and replaces any prior understanding, agreement or statement of intent, in each case written or oral, of any kind and every nature with respect hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the date and year first above written.



                                   AMERIPRISE FINANCIAL, INC.


                                   By:  /s/ James M. Cracchiolo
                                      -----------------------------------------
                                    Name: James M. Cracchiolo
                                    Title: Chairman of the Board and
                                    Chief Executive Officer


                                   RIVERSOURCE INVESTMENTS, LLC


                                   By:  /s/ William F. Truscott
                                      -----------------------------------------
                                    Name: William F. Truscott
                                    Title: President, Chairman of the Board and
                                    Chief Investment Officer








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                                  EXHIBIT A

                  INVESTMENT MANAGEMENT SERVICES AGREEMENT
                  ----------------------------------------

Amended Investment Advisory and Services Agreement by and between Ameriprise Certificate Company and Ameriprise Financial, Inc.